NANCY J. MARVEL

Regional Counsel

IVAN LIEBEN

Assistant Regional Counsel

U.S. Environmental Protection Agency

Region IX

75 Hawthorne Street

San Francisco, CA 94105

(415) 972-3914

UNITED STATES

ENVIRONMENTAL PROTECTION AGENCY

REGION IX

In the matter of:

)

Docket No. FIFRA-9-2006-0011

)

)

EnviroSystems, Inc.,

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CONSENT AGREEMENT

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AND FINAL ORDER

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pursuant to 40 C.F.R. §§ 22.13(b)

Respondent.

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22.18(b)(2), and 22.18(b)(3)

_____________________________

I. CONSENT AGREEMENT

The United States Environmental Protection Agency, Region IX (“EPA”), and EnviroSystems, Inc. (“EnviroSystems” or the “Respondent”) agree to settle this matter and consent to the entry of this Consent Agreement and Final Order (“CAFO”).

A. AUTHORITY AND PARTIES

1.

This civil administrative action is brought pursuant to Section 14(a) of the Federal Insecticide, Fungicide, and Rodenticide Act (“FIFRA”), 7 U.S.C. § 186l(a), for the assessment of a civil administrative penalty against Respondent for the sale and/or distribution of misbranded pesticides in violation of Section 12(a)(1)(E) of FIFRA, 7 U.S.C. § 136j(a)(1)(E).

2.

Complainant is the Director of the Communities and Ecosystems Division in EPA, Region IX. The Administrator of EPA delegated to the Regional Administrator of Region IX the authority to bring this action under FIFRA by EPA Delegation Order Number 5-14, dated May

11, 1994.  The Regional Administrator of Region IX further delegate the authority to bring this action under FIFRA to the Director of the Communities and Ecosystems Division by EPA Regional Order Number 1255.08 CHGI, dated June 9, 2005.

3.

Respondent is EnviroSystems, a California-based corporation that owns, operates, or otherwise controls a facility located at 1900 Wyatt Drive, Suite 15, in Santa Clara, California.

B. STATUTORY AND REGULATORY BASIS

4.

Section 12(a)(1)(E) of FIFRA, 7 U.S.C. § 136j(a)(1)(E), makes it unlawful for any person to distribute or sell to any person any pesticide that is adulterated or misbranded.

5.

Section 2(q)(1)(A) of FIFRA, 7 U.S.C. § 136(q)(1)(A), provides that a pesticide is misbranded if its labeling bears any statement, design, or graphic representation relative thereto or to its ingredients which is false or misleading in any particular.

C. ALLEGED VIOLATIONS

6.

Respondent is a corporation and therefore fits within the definition of “person” as that term is defined by Section 2(s) of FIFRA, 7 U.S.C. § 136(s).

7.

EcoTru Professional Broad Spectrum Disinfectant Cleaner (EPA Reg. No. 70791-1), EcoTru 1453 (EPA Reg. No. 70791-1-71790), and Steri-Safe (EPA Reg. No. 70791-1-80494), are “pesticides” as the term is defined in Section 2(u) of FIFRA, 7 U.S.C. § 136(u) and 40 C.F.R. § 152.3.

8.

EcoTru Professional Broad Spectrum Disinfectant Cleaner, EcuTru 1453 and Steri-Safe are a single like of registered pesticide products for distribution or sale by Respondent, and therefore contain identical formulas.

9.

The label approved by EPA in connection with the registration for EcoTru Professional Board Spectrum Disinfectant Cleaner, EcoTru 1453 and Steri-Safe pesticides includes the statement that these pesticide products are effective against Pseudomonas aeruginosa and

Consent Agreement and Final Order

In re EnviroSystems, Inc.

Staphylococcus auerus when used with contact times of two minutes and ten minutes, respectively, at room temperature.

10.

On September 2, 2005, EPA’s Office of Prevention, Pesticides and Toxic Substances concluded via an efficacy review that EcoTru 1453 failed to be effective against Pseudomonas aeruginosa when tested by the AOAC Use-Dilution Test, at a contact time of two minutes at room temperature.

11.

On September 28, 2005, EPA’s Office of Prevention, Presticides and Toxic Substances concluded, via an efficacy review, that EcoTru 1453 failed to be effective against Staphylococcus auerus tested by the AOAC Use-Dilution Test, at a contact time of two minutes at room temperature.

12.

Under 40 C.F.R. § 132, a registrant of a pesticide product is liable for any violations of FIFRA resulting from the distribution or sale of the registered pesticide product by a supplemental distributor of the pesticide.

Counts I-VIII

13.

On or about October 5, 2004, October 11, 2004, October 25, 2004, November 1, 2004, November 22, 2004, November 29, 2004, November 30, 2004, and December 3, 2004, Andpak, Inc. (“Andpak”), “distributed or sold,” as those terms are defined by Section 2(gg) of FIFRA, 7 U.S.C. § 136 (gg), the pesticide registered as EcoTru 1453 to Frontier Airlines, Inc.

14.

Andpak is a supplemental distributor of EcoTru 1453 for Respondent.

15.

The labeling accompanying the pesticide EcoTru 1453 that Andpak distributed or sold on or about October 5, 2004, October 11, 2004, October 25, 2004, November 1, 2004, November 22, 2004, November 29, 2004, November 30, 2004, and December 3, 2004, was “misbranded”, as that term is defined at Section 2(q)(1)(A) of FIFRA, 7 U.S.C. § 136(q)(1)(A), in that it falsely claimed to be a ready-to-use disinfectant, effective against Pseudomonas aeruginosa when used

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with a two minute contact time and Staphylococcus auerus when used with a ten minute contact time.

16.

By Andpak distributing or selling the misbranded pesticide EcoTru 1453 on or about October 5, 2004, October 11, 2004, October 25, 2004, November 1, 2004, November 22, 2004, November 29, 2004, November 30, 2004, and December 3, 2004, Respondent violated Section 12(a)(l)(E) of FIFRA, 7 U.S.C. § 136j(a)(l)(E), since Andpak is a supplemental distributor of the pesticide for Respondent.

Count IX

17.

On or about April 20, 2005, Respondent “distributed or sold,” as those terms are defined by Section 2(gg) of FIFTA, 7 U.S.C. § 136(gg), a pesticide registered as Steri-Safe Disinfectant Cleaner to Stericycle, Inc.

18.

The labeling accompanying the pesticide Steri-Safe Disinfectant Cleaner that Respondent distributed or sold on or about April 20, 2005, was “misbranded”, as that term is defined at Section 2(q)(l)(A) of FIFRA, 7 U.S.C. § 136(q)(l)(A), in that it falsely claimed to be a ready-to-use disinfectant, effective against Pseudomonas aeruginosa when used with a two minute contact time and Staphylococcus auerus when used with a ten minute contact time in California.

19.

By distributing or selling the misbranded pesticide Steri-Safe Disinfectant Cleaner on or about April 20, 2005, Respondent violated Section 12 (a)(l)(E) of FIFRA, 7 U.S.C. § 136j(a)(l)(E).

Count X

20.

On or about January 6, 2006, Respondent “distributed or sold,” as those terms are defined by Section 2(gg) of FIFRA, 7 U.S.C. § 136(gg), a pesticide registered as EcoTru Professional Broad Spectrum Disinfectant Cleaner to Crosstex International.

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21.

The labeling accompanying the pesticide EcoTru Professional Broad Spectrum Disinfectant Cleaner that Respondent distributed or sold on or about January 6, 2006, was “misbranded”, as that term is defined at Section 2(q)(1)(A) of FIFRA, 7 U.S.C. § 136(q)(1)(A), in that it falsely claimed to be a ready-to-use disinfectant, effective against Pseudomonas aeruginosa when used with a two minute contact time and Staphylococcus auerus when used with a ten minute contact time in California.

22.

By distributing or selling the misbranded pesticide EcoTru Professional Broad Spectrum Disinfectant Cleaner on or about January 6, 2006, Respondent violated Section 12(a)(l)(E) of FIFRA, 7 U.S.C. § 136j(a)(l)(E).

D. PENALTY AMOUNT

23.

Section 14(a) of FIFA, 7 U.S.C. § 136l(a), and the Civil Monetary Penalty Inflation Adjustment Rule, 40 C.F.R. Part 19, provide that any registrant, commercial applicator, wholesaler, dealer, retailed or other distributor who violates any provision of FIFRA may be assessed a civil penalty by the EPA Administrator in an amount not to exceed $6,500 for each offense.  Under the Enforcement Respondent Policy for FIFRA, dated July 2, 1990 (“ERP”), the violations cited above would merit a pre-adjustment civil penalty of $51,600 given the alleged violations’ gravity level and the size of business.

E. RESPONDENT’S ADMISSIONS

24.

In accordance with 40 C.F.R. § 22.18(b)(2) and for the purpose of this proceeding, Respondent: (i) admits that EPA has jurisdiction over the matter of this CAFO and over Respondent; (ii) neither admits nor denies the specific factual allegations contained in Section I.C of this CAFO; (iii) consents to any and all conditions specified in this CAFO and to the assessment of the civil administration penalty under Section 1.F of this CAFO; (iv) waives any

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right to contest the allegations contained in this CAFO; and (v) waives the right to appeal the proposed Final Order contained in this CAFO.

F. CIVIL ADMINISTRATIVE PENALTY

25.

In settlement of the violations specifically alleged in Section I.C of this CAFO, Respondent shall pay a civil administrative penalty of SIXTEEN THOUSAND THREE HUNDRED AND FIFTY-EIGHT DOLLARS ($16,358).  Respondent shall pay this civil penalty within thirty (30) days of the effective date of this CAFO, shall make this payment by cashier’s or certified check payable to the “Treasurer, United States of America,” and shall send the check by certified mail, return receipt requested, to the following address:

U.S. Environmental Protection Agency, Region IX

P.O. Box 371099M

Pittsburgh, PA 15251

Respondent shall accompany its payment with a transmittal letter identifying the case name, the case docket number, and this CAFO.  Concurrent with delivery of the payment of the penalty, Respondent shall send a copy of the check and transmittal letter to the following addresses:

Regional Hearing Clerk

Office of Regional Counsel (ORC-1)

U.S. Environmental Protection Agency, Region IX

75 Hawthorne Street

San Francisco, CA 94105

Sharon Bowen

Communities and Ecosystems Division (CED-5)

U.S. Environmental Protection Agency, Region IX

75 Hawthorne Street

San Francisco, CA 94105

Ivan Lieben

Office of Regional Counsel (ORC-2)

U.S. Environmental Protection Agency, Region IX

75 Hawthorne Street

San Francisco, CA 94105

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26.

Respondent shall not use payment of any penalty under this CAFO as a tax deduction from Respondent’s federal, state, or local taxes, nor shall Respondent allow any other person to use such payment as a tax deduction.

27.

If Respondent fails to pay the assessed civil administrative penalty of SIXTEEN THOUSAND THREE HUNDRED AND FIFTY-EIGHT DOLLARS ($16,358), as identified in Paragraph 25, by the deadline specified in that Paragraph, then Respondent shall also pay a stipulated penalty to EPA.  The amount of the stipulated penalty will be TWO THOUSAND DOLLARS ($2,000), and will be immediately due and payable on the day following the deadline specified in Paragraph 25, together with the initially assessed civil administrative penalty of SIXTEEN THOUSAND THREE HUNDRED AND FIFTY-EIGHT DOLLARS ($16,358), resulting in a total penalty due of EIGHTEEN THOUSAND THREE HUNDRED AND FIFTY-EIGHT DOLLARS ($18,358).  Failure to pay the civil administrative penalty specified in

Paragraph 25 by the deadline specified in that Paragraph may lead to any or all of the following actions:

(1)

    EPA may refer that debt to a credit reporting agency, a collection agency, or to the Department of Justice for filing of a collection action in the appropriate United States District Court.  40 C.F.R. §§ 13.13, 13.14 AND 13.33.  The validity, amount, and appropriateness of the assessed penalty or of this CAFO is not subject to review in any such collection proceeding.

(2)     The U.S. Government may collect the debt by administrative offset                                   (i.e., the withholding of money payable by the United States to, or held by the United States for, a person to satisfy the debt the person owes the U.S. Government), which includes, but is not limited to, referral to the Internal Revenue Service for offset against income tax refunds. 40 C.F.R. §§ 13(C) and 13(H).

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(3)     Pursuant to 40 C.F.R. §§ 13.17, EPA may either: (i) suspend or revoke Respondent’s licenses or other privileges, or (ii) suspend or disqualify Respondent from doing business with EPA or engaging in programs EPA sponsors or funds.

(4)     Pursuant to 31 U.S.C. §§ 3701 et seq. and 40 C.F.R. Part 13, the U.S. Government may assess interest, administrative handling charges and nonpayment penalties against the outstanding amount that Respondent owes to EPA for Respondent’s failure to pay the civil administrative penalty specified in Paragraph 25 by the deadline specified in that Paragraph.

  (a)  Interest. Pursuant to 31 U.S.C. § 3717 and 40 C.F.R. §13.11 (a)(1), any unpaid portion of the assessed penalty shall bear interest at the rate established according to 26 U.S.C. § 6621(a)(2) from the effective date of this CAFO, provided, however, that no interest shall be payable on any portion of the assessed penalty that is paid within thirty (30) days of the effective date of this CAFO.

               (b)  Administrative Handling Charges.  Pursuant to 31 U.S.C. Section 3717(e)(1) and 40 C.F.R. § 13.11(b), Respondent shall pay a monthly handling charge, based on either actual or average cost incurred (including both direct and indirect costs), for every month in which any portion of the assessed penalty is more than thirty (30) days past due.

               (c)  Nonpayment Penalties.  Pursuant to 31 U.S.C. § 3717(e)(2) and 40 C.F.R. § 13.11(c), a monthly penalty charge, not to exceed six percent (6%) annually, may be assessed on all debts more than ninety (90) days delinquent.

               G.  CERTIFICATION AND COMPLIANCE

28.  In executing this CAFO, Respondent certifies that it is no longer selling or distributing any pesticide that is misbranded in violation of Section 12(a)(1)(E) of FIFRA, 7 U.S.C. § 136j(a)(1)(E).; and (2) it has complied with all other FIFRA requirements at all facilities that it owns or operates.

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In re EnviroSystems, Inc.

29.  Within thirty (30) days of receipt of approval of the initial amendment or updated registration it receives following entry of the Final Order in this matter for the Eco Tru Professional Broad Spectrum Disinfectant Cleaner, Eco Tru 1453 and Steri-Safe pesticide products, EnviroSystems shall provide copies to EPA, Region IX of the approval letter received from EPA for the amended or updated registration.  Respondent shall provide these documents to the following:

Sharon Bowen

Communities and Ecosystems Division (CED-5)

U.S. Environmental Protection Agency, Region IX

75 Hawthorne Street

San Francisco, CA 94105

H.

RETENTION OF RIGHTS

30.  In accordance with 40 C.F.R. § 22.18(c), this CAFO only resolves Respondent’s liabilities for federal civil penalties for the violations and facts specifically alleged in Section I.C of this CAFO.  Nothing in this CAFO is intended to or shall be construed to resolve: (i) any civil liability for violations of any provision of any federal, state, or local law, statute, regulation, rule, ordinance, or permit not specifically alleged in Section I.C. of this CAFO; or (ii) any criminal liability.  EPA specifically reserves any and all authorities, rights, and remedies available to it (including, but not limited to, injunctive or other equitable relief or criminal sanctions) to address any violation of this CAFO or any violation not specifically alleged in Section I.C of this CAFO.

31.  This CAFO does not exempt, relieve, modify, or affect in any way Respondent’s duties to comply with all applicable federal, state, and local laws, regulations, rules, ordinances, and permits.

I.  ATTORNEYS’ FEES AND COSTS

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In re EnviroSystems, Inc.

32.  Each party shall bear its own attorneys’ fees, costs, and disbursements, incurred in this proceeding.

J.  EFFECTIVE DATE

33.  In accordance with 40 C.F.R. §§  22.18(b)(3) and 22.31(b), this CAFO shall be effective on the date that the Final Order contained in this CAFO, having been approved and issued by either the Regional Judicial Officer or Regional Administrator, is filed.

J.  BINDING EFFECT

34.  The undersigned representative of Complainant and the undersigned representative of Respondent each certifies that he or she is fully authorized to enter into the terms and conditions of this CAFO and to bind the party he or she represents to this CAFO.

35.  The provisions of this CAFO shall apply to and be binding upon Respondent and its officers, directors, employees, agents, trustees, servants, authorized representatives, successors, and assigns.

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FOR RESPONDENT ENVIROSYSTEMS, INC.

  May 23, 2006

/ s /

DATE

J. Lloyd Breedlove

Chief Executive Officer

EnviroSystems, Inc.

1900 Wyatt Drive, Suite 15

Santa Clara, CA 95054

FOR COMPLAINANT EPA:

  June 27, 2006

/ s /

DATE

ENRIQUE MANZANILLA

Director, Communities and Ecosystems Division

U.S. Environmental Protection Agency, Region IX

75 Hawthorne Street

San Francisco, California 94105

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II. FINAL ORDER

EPA and EnviroSystems, Inc. having entered into the foregoing Consent Agreement,  IT IS HEREBY ORDERED that this CAFO (Docket No. FIFRA-9-2006-0011) be entered, and Respondent shall pay a civil administrative penalty in the amount of SIXTEEN THOUSAND THREE HUNDRED AND FIFTY-EIGHT DOLLARS ($16,358), and comply with the terms and conditions set forth in the Consent Agreement.

  8/29/06

/ s /

DATE

JOANNA DELUCIA

Regional Judicial Officer

U.S. Environmental Protection Agency, Region IX

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CERTIFICATION/CERTIFICATE OF SERVICE

I hereby certify that the original of the foregoing Consent Agreement and Final Order, Docket No FIFRA-9-2006- 0011 has been filed with the Region 9 Hearing Clerk and that a copy was sent certified mail (7005 3110 0002 8247 4774), return receipt requested, to:

Mr. Lloyd Breedlove

Envirosystems, Inc.

1900 Wyatt Drive, Suite 15

Santa Clara, CA 95054

 6-29-06

/ s /

DATE

Danielle Carr

Regional Hearing Clerk

U.S. Environmental Protection Agency

75 Hawthorne Street

San Francisco, CA 94105

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Consent Agreement and Final Order

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